SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.

Social Money Market Portfolio

Social Small Cap Growth Portfolio

Social Mid Cap Growth Portfolio

Social International Equity Portfolio

Social Balanced Portfolio

Social Equity Portfolio

Income Portfolio

Statement of Additional Information dated April 30, 2002

Date of Supplement: October 15, 2002

Delete the third nonfundamental investment restriction on page 15 and replace it with the following:

Each Portfolio (except Social International Equity and Income) does not intend to make any purchases of securities if borrowing exceeds 5% of a portfolio's total assets; while Social International Equity and Income each do not intend to make any purchases of securities if borrowing exceeds 15% of its total assets.